Related party transactions (Details) - USD ($) $ in Thousands		3 Months Ended		6 Months Ended
		Feb. 29, 2024	Feb. 28, 2023	Feb. 29, 2024	Feb. 28, 2023
Related Party Transactions
Remuneration	[1]	$ 429	$ 510	$ 864	$ 976
Share-based compensation expense		321	559	1,014	1,274
Total directors and key management personnel		$ 750	$ 1,069	$ 1,878	$ 2,250

[1]	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.